                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                       Montgomeryville, Pennsylvania 18936

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant   |_|

Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            MOYCO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                        Joseph Sternberg, General Counsel
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (check the appropriate box)
         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:

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         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total Fee Paid

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         |_|      Fee paid previously with preliminary materials:

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         |_|      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.
         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration no.:

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         (3)      Filing party:

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         (4)      Date filed:

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


                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on December 12, 2001

To the Stockholders of
MOYCO TECHNOLOGIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC. (the "Corporation") will be held at the Executive Offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, on December 12, 2001 at 1:00 p.m., local time, for the following purposes:

1.   To elect seven (7) Directors to the Company's Board of Directors;

2. To consider and act upon a proposal to adopt the Company's 2001 Employee Stock Option Plan;

3. To consider and act upon a proposal to adopt the Company's 2001 Non-Executive Director Stock Option Plan; and

4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on October 31, 2001 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

                                         By Order of the Board of Directors,

                                         William Woodhead, Secretary

Dated: November 5, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on December 12, 2001

         This Proxy Statement and the accompanying form of proxy have been mailed on or about November 5, 2001 to the Stockholders of record of shares of Common Stock as of October 31, 2001 of MOYCO TECHNOLOGIES, INC., a Pennsylvania corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m. at the Corporation's corporate offices, 200 Commerce Drive, Montgomeryville, Pennsylvania, on Wednesday, December 12, 2001 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         On October 31, 2001 (the "Record Date"), there were 5,040,621 shares of Common Stock, $.005 par value ("Common Stock") issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock is entitled to one (1) vote on each matter submitted to Stockholders. Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted: (1) FOR the election of the seven (7) persons nominated by the Board of Directors; (2) FOR the adoption of the 2001 Employee Stock Option Plan; and (3) FOR the adoption of the 2001 Non-Executive Director Stock Option Plan. Voting is on a noncumulative basis.

         Any proxy may be revoked at any time before it is voted. A Stockholder may revoke a Proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal II - Adoption of the 2001 Employees Stock Option Plan and Proposal III - Adoption of the 2001 Non-Executive Director Stock Option Plan. Therefore, abstentions and broker non-votes will be considered as votes represented at the Annual Meeting solely for quorum purposes but will have no effect on the outcome of the votes with respect thereto.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to Stockholders for the fiscal year ended June 30, 2001, including financial statements, accompanies this Proxy Statement.

         The principal executive offices of the Corporation are located at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936. The Corporation's telephone number is (215) 855-4300.

Independent Public Accountants

     The Board of Directors of the Corporation has selected BDO Seidman, LLP Certified Public Accountants, as independent accountants of the Corporation for the current fiscal year. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by BDO Seidman, LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of BDO Seidman, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

Audit Fees

         The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2001, and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-QSB for that fiscal year were $70,000.

Financial Information Systems Design and Implementation Fees

         The Corporation did not incur any fees billed by BDO Seidman, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees

         Fees billed to us by BDO Seidman, LLP during the fiscal year ended June 30, 2001 for all other non-audit services rendered consisted of $28,600 for tax related services and $172,810 for services rendered in connection with the Corporation's disposition of its dental supply business. In the course of its meetings, the Audit Committee has considered whether BDO Seidman's provision of these other services is compatible with maintaining BDO Seidman's independence and has determined that these payments did not compromise its independence.

Changes in Accountants

         On March 31, 2000, the Corporation determined to terminate Arthur Andersen LLP's appointment as principal accountants and to engage BDO Seidman, LLP. Arthur Andersen LLP had been the principal accountant of the Corporation since June 23, 1997. The Corporation made this decision in order to keep accounting expenses in line with its budget requirements. The decision to engage BDO Seidman, LLP and to terminate Arthur Andersen LLP was recommended to and approved by the Audit Committee of the Corporation's Board of Directors.

         With respect to the audits conducted by Arthur Andersen LLP during the two fiscal years ended June 30, 1999, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements. The audit reports of Arthur Andersen LLP on the Corporation's consolidated financial statements for each of the fiscal years in the two- year period ended June 30, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.005 par value per share. Each share of Common Stock entitles its holder to one vote on each matter submitted to Stockholders. As of the Record Date, there were 5,040,621 shares of Common Stock issued and outstanding.

         The following table sets forth certain information as of October 31, 2001 with respect to (i) each director and each executive officer, (ii) and all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of
l934), known by the Corporation to be the beneficial owner of more than five (5%) percent of the Corporation's Common Stock.

                                                                  Amount and Nature
                        Name and Address of                        of Beneficial               Percentage
  Type of Class          Beneficial Holder                         Ownership (1)                of Class


Common                Marvin E. Sternberg (4)                         2,954,741 (2)               58.7%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                William Woodhead                                   12,000                    0.2%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Irvin Paul                                          2,000                     **
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Donald Gleklen                                     18,000                    0.4%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Cathy Neifeld                                           0                      0%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Marvin Cravetz                                     42,600                    0.8%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Joseph S. Sternberg (4)                           200,802 (3)                4.0%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Common                Mark E. Sternberg (4)                             178,753                    3.5%
                      c/o Moyco Technologies 200
                      Commerce Drive
                      Montgomeryville, PA 18938

Directors/Officers as a group                                         3,408,676                   67.6%

(footnotes from previous page)

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes exercisable stock options and/or interests held in the Corporation's Key Executive Stock Option Plan. Includes 222,131shares of the Corporation's Common Stock held by Susan Sternberg, Mr. Sternberg's wife.

(3) Includes 220 shares of the Corporation's Common Stock held by Ellen J. Sternberg, Mr. Sternberg's wife.

(4) Mr. Marvin E. Sternberg, the Corporation's Chief Executive Officer, is the father of Joseph S. Sternberg and Mark E. Sternberg, the Corporation's General Counsel and Administrative Vice President, respectively.

** Percentage not significant.


                                 CERTAIN REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Corporation, the Corporation believes that during the fiscal year ended June 30, 2001, all officers, Directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements during the 2001 fiscal year.

                            I. ELECTION OF DIRECTORS

      The precise number of persons on the Board of Directors is determined by the Board of Directors in accordance with the Corporation's By-laws. The By-laws provide that the number of members of the Board of Directors is seven persons. The Board of Directors currently consists of six members elected for a term of one year and until their successors are duly elected and qualified. One nominee (as noted below) for the Board of Directors does not currently serve on the Corporation's Board of Directors

          The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

          The following table sets forth certain information as of October 31, 2001 with respect to the directors and executive officers of the Corporation, including the seven (7) nominees who will be selected at the 200l Annual Meeting.

NOMINEES CURRENTLY SERVING AS DIRECTORS

                Name                                 Age           Office                             Director Since
         Marvin E. Sternberg                         67       President, Chief                            1974
                                                              Executive Officer and
                                                              Chairman of the Board

         William Woodhead                            64       Director, Secretary                         1985
                                                              and Treasurer

         Irvin Paul                                  71       Director                                    1975

         Marvin Cravetz                              64       Director                                    1985

         Donald Gleklen                              65       Director                                    2001

         Cathy Neifeld, Esq.                         40       Director                                    2001

NOMINEE NOT CURRENTLY SERVING AS A DIRECTOR

                Name                                 Age           Office                                 Director Since

         Fletcher H. Wiley                           58       Director                                    New Nominee

         All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. Marvin E. Sternberg, the Corporation's Chairman, President and Chief Executive Officer is the father of Joseph S. Sternberg, the Corporation's General Counsel and Mark E. Sternberg, the Corporation's Administrative Vice President.

         Marvin E. Sternberg, is the Chairman of the Board, President and Chief Executive Officer of the Corporation. Hew has been an officer and Director of the Corporation since 1974.

         William Woodhead, joined the Corporation in January 1985 as Controller. He was elected Secretary and a Director in December of 1985.

         Dr. Irvin Paul, is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a Director of the Corporation since 1975.

         Dr. Marvin Cravetz, D.D.S., was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a Director of the Corporation since 1985.

         Donald Gleklen has served as a director of the Corporation since January 2001. Mr. Gleklen is a strategic business advisor and private investor and has extensive experience as a senior corporate executive, banker and lawyer. He is the retired Chairman and Chief Executive Officer of IntelliHealth, Inc., an internet company providing healthcare content to consumers that was a joint venture of Aetna US Healthcare and Johns Hopkins Health System. Mr. Gleklen holds a B.A. from Cornell University and a law degree from Columbia University.

         Cathy Neifeld, Esq. has served as a director of the Corporation since January 2001. Ms. Neifeld is currently the President of Mega Systems, Inc., an international large format film projection system company and a subsidiary of Safeguard Scientifics, a company whose common stock trades on the New York Stock Exchange. Ms. Neifeld previously served as the General Counsel and an Executive Vice President of Mega Systems. Prior to joining Mega Systems, Ms. Neifeld was engaged in the private practice of law. Ms. Neifeld holds a B.A. from Brandeis University and J.D. from the University of Miami School of Law.

         Fletcher H. Wiley, is currently the Executive Vice President and General Counsel of PRWT Services, Inc., and the President and Chief Operating Officer of PRWT Holdings, Inc., and a products and services company based in Philadelphia and its parent company, respectively. Prior to joining PRWT, Mr. Wiley was engaged in the private practice of law for over two decades, specializing in corporate and business matters. Mr. Wiley holds a J.D. from Harvard Law School, a M.P.P. from the John F. Kennedy School of Government at Harvard University and a B.S. from the United States Air Force Academy.

Committees of the Board of Directors

         During the fiscal year ended June 30, 2001, the Board of Directors had three (3) Committees: Audit, Compensation and Key Employee Stock Option Committee.

         Audit Committee. The Audit Committee of the Board of Directors acts to:
(i) acquire a complete understanding of the Corporation's audit functions; (ii) review with management the finances, financial condition and interim financial statements of the Corporation; (iii) review with the Corporation's independent accountants the year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by the independent accountants.

         The Audit Committee adopted a written charter governing its actions on April 19, 2000 (which was been filed with the SEC and delivered to shareholders as an exhibit to our proxy statement dated January 5, 2001). Both members of the Corporation's Audit Committee are "independent" within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

         The Audit Committee hereby states that it:

         o has reviewed and discussed the audited financial statements with the Corporation's management;
         o has discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;
         o has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the Corporation's management the independent accountant's independence, which held such discussions with the independent accountants; and
         o has recommended to the Board of Directors of the Corporation that the audited financial statements be included in the Corporation's Annual Report on Form 10- KSB for the fiscal year ended June 30, 2001 for filing with the Commission.

The Audit Committee of the Board of Directors of Moyco Technologies, Inc.:

         Dr. Marvin Cravetz                          Dr. Irvin Paul

         Compensation Committee. The members of the Compensation Committee during the last fiscal year were Mr. Marvin Sternberg and Mr. William Woodhead. The Compensation Committee functions include the review of compensation of the Corporation's officers and to review transactions in which officers, directors or employees may have a potential conflict of interest.

         Key Employee Stock Option Committee. The members of the Key Employee Stock Option Committee are Mr. Marvin Sternberg and Mr. William Woodhead. The Key Employee Stock Option Committee functions include the determination of whether any employees will be granted stock options. This committee has been discontinued by the Board of Directors and its functions will be assumed by the Compensation Committee.

Meetings of the Board of Directors and Committees

         During the fiscal year ended June 30, 2001, the Board of Directors of the Corporation met on two occasions and voted by unanimous written consent on three occasions. Both meeting were fully attended by all members of the Board of Directors either in person, by telephone or by proxy. On at least six other occasions, various members of the Board met to discuss matters concerning the Corporation.

         During the fiscal year ended June 30, 2001, the Audit Committee held at least two meetings at which the members of the Committee discussed Committee-related business. During the fiscal year ended June 30, 2001, the Compensation Committee held at least four meetings at which the members of the Committee discussed Committee-related business. During the fiscal year ended June 30, 2001, the Stock Option Committee held at least four meetings at which the members of the Committee discussed Committee-related business.

Compensation of Directors

         During the most recent fiscal year and historically the Corporation has granted each non- employee director an option to purchase one thousand shares of the Corporation's Common Stock for each directors' meeting they attend. These non-incentive options had an exercise price equal to the Corporation's Common Stock on the date of the meeting. In addition, the non-employee directors' travel expenses incurred to attend a meeting are reimbursed. The exercise price of the options is equal to the fair market value of the Corporation's Common Stock on the date of the grant. All directors who are also employees do not receive any compensation for service as director. Assuming approval of the Non-Executive Director Stock Option Plan being proposed for approval, non-employee directors will be eligible to participate in such plan and receive option grants as specified by that plan. See Proposal III of this Proxy Statement for a discussion of the Non-Executive Director Plan.

Vote Required

         The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.

                                   PROPOSAL II

                                   ADOPTION OF
                         2001 EMPLOYEE STOCK OPTION PLAN

         In October 1992, the Corporation adopted the Key Employee Stock Option Plan (the "1992 Plan") which was approved by vote of the Corporation's shareholders at the December, 1992 meeting. The 1992 Plan initially limited grants of stock options ("Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the Plan to permit grants of Options to non-employee directors. As of the Record Date, there were 242,000 options authorized and 149,903 options outstanding under the 1992 Plan with exercise prices ranging from $0.61 to $5.27. Unless sooner terminated, the Plan will expire in October, 2002.

Background of Proposal

         The Board of Directors has unanimously approved the adoption of the 2001 Employee Stock Option Plan (the "2001 Plan") to provide for the grant of options to purchase up to 750,000 shares of the Corporation's common stock to all employees of the Corporation due to the small number of options available under the 1992 Plan and the impending expiration of the 1992 Plan. With less than approximately 39% of the options authorized under the 1992 Plan still available for grants, it is anticipated that the Board would be requesting shareholders to approve an increase in the number of options available under the 1992. The Board, however, determined to approve the adoption of the 2001 Plan instead of approving an increase in the number of options available under the 1992 since the 1992 Plan will expire in October, 2002. Additionally, the Board determined that changes in the securities and tax laws could require significant amendments to the 1992 Plan, and therefore adoption of an entirely new plan was justified. If the 2001 Plan is approved by shareholders, no further grants would be made under the 1992 Plan.

         The Board of Directors has recommended the adoption of the 2001 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract and retain qualified employees to the Corporation. The Board believes that the Corporation competes with numerous other companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Corporation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. The Corporation benefits because these employees will be more motivated and the Corporation benefits from motivated employees. Second, the grant of options preserves the Corporation's cash resources.

Administration of 2001 Plan

         The 2001 Plan will be administered by the Board of Directors, or in the alternative, by a committee designated by the Board of Directors (the "Committee"). Options granted under the terms of the proposed 2001 Plan may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code (the "Code"), or options which do not so qualify ("Non-ISOs"). The Board, or the Committee has the discretion, subject to the terms of the 2001 Plan and applicable laws and regulations, to determine:

         o the eligible employees and other persons to whom, and the times and the price at which, options will be granted;

         o  whether such options shall be ISOs or Non-ISOs;

         o  the periods during which each option will be exercisable;

         o  the number of shares subject to each option;

         o  the conversion of an ISO into a Non-ISO; and

         o any change or modification in the exercise price or term of any option.

         It is intended that awards and grants under the 2001 Plan will be made in a manner so as to qualify for favorable treatment under Section 16(b)-3 of the Securities and Exchange Commission's regulations. In order to receive such treatment, the 2001 Plan must be administered by either the full Board of Directors or by a committee consisting solely of independent directors. Generally, the term "independent director" means a person who is not employed as an employee of the Corporation or any subsidiary.

         The Board or the Committee, as the case may be, may, within the limitations of the 2001 Plan, among other things, modify, extend or renew outstanding awards granted under the 2001 Plan, or accept the tender of outstanding awards and authorize the granting of new awards in substitution therefore. No modification may unless otherwise allowed under applicable law, without the consent of the grantee, alter, amend or impair rights or obligations under any award previously granted nor affect the status of an ISO under the Code.

         Without the approval of the Corporation's shareholders, the Board may not amend the 2001 Plan to:

         o increase the number of shares of common stock that may be the subject of stock options granted under the 2001 Plan;

         o change the class of individuals eligible to receive options under the Plan;

         o increase the period during which options may be granted or the permissible term of options under the 2001 Plan; or

         o  decrease the minimum exercise price of ISO's.

Terms and Conditions of Option Grants

         Under the 2001 Plan and Internal Revenue Service regulations, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 2001 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become first exercisable in any calendar year, shall not exceed $100,000.

         The Board or Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price in connection with the exercise or cancellation of an option. The Board or Committee can also permit the payment of the exercise price in the common stock of the Corporation held by the optionee. Under current Internal Revenue Service regulations and the Code, shares being tendered for use in the payment of the exercise price must have been owned for at least 6 months. In addition, the Corporation may require the grantee to pay any taxes which may be due and payable as a result of an option exercise prior to delivery of the share certificates to the grantee.

         The rights of any recipient of an award of options under the 2001 Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable during the lifetime of the grantee, only by the grantee (or by a duly appointed guardian or legal representative).

Certain Federal Tax Information

         The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2001 Plan and with respect to the shares of Common Stock issuable upon the exercise of the options. This summary is not intended to be a complete discussion of the federal income tax implications arising under the 2001 Plan, does not address state or local taxes and is not intended to be construed as tax advice.

ISOs

         In general, an optionee will not recognize regular income upon the grant or exercise of any ISO. The basis of shares transferred to any optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. However, the exercise of an ISO may subject the optionee to the alternative minimum tax.

         Generally, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for the longer of two years from the date the option was granted (the "Grant Date") or one year from the date the option was exercised (the "Exercise Date").

         However, if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for at least two years from the Grant Date and one year from the Exercise Date, he will recognize ordinary compensation income and capital gain if the sale price is greater than exercise price or loss if the sale price is less than the exercise price.

Non-ISOs

         As in the case of ISOs, an optionee will recognize no income tax upon the grant of an Non- ISO. Unlike an ISO, however, an optionee exercising an Non-ISO will recognize ordinary income tax equal to the excess of the fair market value of the Corporation's Common Stock on the Exercise Date over the exercise price.

         With respect to the Common Stock issuable upon the exercise of an Non-ISO, an optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an Non-ISO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one year.

Tax Consequences to the Corporation

         The grant of ISOs and Non-ISOs under the 2001 Plan will have no tax consequences to the Corporation. Furthermore, in the case of ISOs, the Corporation will not experience any tax consequences relating to the exercise of ISOs granted under the 2001 Plan. However, the Corporation generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a disqualifying disposition under the Code or a
Section 83(b) Election, upon the exercise of an Non-ISO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

         The full text of the 2001 Plan is annexed to this Proxy Statement as Exhibit A.

Vote Required

         The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2001 Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL II TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL II.

                                  PROPOSAL III

                  2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

         The Board of Directors has unanimously approved the adoption of the 2001 Non- Executive Director Stock Option Plan (the "Director Plan") to provide for the grant of options to non-employee directors of the Corporation. Under the terms of the Director Plan, each non- executive director is automatically granted an option to purchase 7,500 shares upon joining the Board and each January 15 thereafter (or first business day thereafter), pro rata, based on the time the director has served in such capacity during the previous year. The term non-executive director refers to a director of the Corporation who is not otherwise a full-time employee of the Corporation or any subsidiary. The proposed Director Plan is being submitted to the Stockholders for approval at this Annual Meeting due to the limited number of options available for grants under the 1992 and the impending expiration of the 1992 Plan in October, 2002.

         The Board of Directors has recommended the adoption of the Director Plan because it believes that it is required in order to continue to attract and retain qualified persons to serve on the Board and that administering option grants to non-executive directors from an independent plan will be more efficient. The Board determined that it was important for the Corporation to provide increased non-cash compensation to non-employee directors in order to be able to secure the services of qualified individuals. As discussed below, by providing that such compensation be in the form of options, the Corporation's cash resources will be preserved and the non- employee directors will have the incentive to work for the Corporation's growth.

         The Board believes that the Corporation competes with numerous other companies for a limited number of talented persons willing to join a Board of Directors of a public corporation. As a result, there must be provided a level of incentives to such persons. Since the Corporation does not provide cash compensation for its non-employee directors, it must grant stock options to attract members. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the non-employee director and the Corporation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. In this manner, non-employee directors have the same interest as stockholders of the Corporation. The Corporation benefits because these non-employee directors will be more active in the affairs of the Corporation and the Corporation benefits from an active Board. Second, the grant of options preserves the Corporation's cash resources.

         The Director Plan does not contain an aggregate number of shares issuable thereunder, primarily for administrative purposes. The removal of an aggregate number will allow the Corporation greater flexibility in expanding the Board of Directors without having to obtain stockholder approval for additional shares under the Director Plan. In addition, with a numerical limitation contained in the Director Plan, the Corporation will inevitably run out of shares under the Director Plan and would then be required to obtain stockholder approval with the resultant cost and expense of preparing a proxy statement, counsel and filing fees and other related expenses of a stockholders meeting. The Board of Directors believes that the proposed changes to its Director Plan will ease administrative burdens in managing the Director Plan.

         The Director Plan will be administered by the Board of Directors, or in the alternative, by a committee designated by the Board of Directors (the "Committee"). The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Unless otherwise provided in the Stock Option Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock of the Corporation or by a combination of each. The Board or Committee may, in its sole discretion, authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price in connection with the exercise of an option The term of each option commences on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five (5) years from the date of grant. The Board or Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Board or Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment under the Internal Revenue Code. For a discussion of the certain federal tax implication concerning the Director Plan, please see the discussion "Certain Federal Tax Information" under Proposal II.

         The full text of the Director Plan is annexed to this Proxy Statement as Exhibit B.

Vote Required

         The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the Director Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL III TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL III.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

         The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Securities and Exchange Commission Regulation S-B) compensation awarded to, earned by, paid by the Corporation during the years ended June 30, 2001, 2000 and 1999 to each of the named executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                                                                         Long Term
                                                                                                     Compensation Awards

                                                                                                                       No. of
                                                                                                                     Securities
                                                                                                                    Underlying
      Name and Principal            Fiscal                                      Other Annual        Restricted        Options/
           Position                  Year          Salary         Bonus        Compensation (1)   Stock Award(s)       SARs

Marvin E. Sternberg                 2001         $289,425           0              $3,171               0                0
 Chairman,                          2000          306,075           0               2,998               0                0
 President and                      1999          289,450           0               3,614               0                0
 Chief Executive
 Officer

Joseph S. Sternberg                 2001         $118,400           0              $3,035               0                0
 Vice President and                 2000          116,130           0               2,915               0                0
 General Counsel                    1999          115,040           0               2,876               0                0

Mark E. Sternberg                   2001         $118,400           0              $3,035               0                0
 Administrative Vice-               2000          116,130           0               2,915               0                0
 President                          1999          110,400           0               2,760               0                0

William Woodhead                    2001         $102,375           0              $2,568               0                0
 Secretary/Treasurer(2)             2000          102,797           0               2,319               0                0
                                    1999           96,150      $5,000               2,400               0                0

Clarence F. Bartron                 2001         $164,044           0              $2,462               0                0
 Vice President Ultralap            2000          157,077           0               1,656               0                0
 Division                           1999          136,182           0               1,645               0                0

Jerome Lipkin                       2001         $122,850           0               3,130               0                0
 Operations Manager (3)             2000          124,020           0               3,100               0                0
                                    1999          124,020           0               3,100               0                0

(footnotes appear on next page)

(1) Includes contributions by the Corporation for each of the named officers to the Corporation's 401(k)/Profit Sharing Plan.

(2) Mr. Woodhead will retire from his employment with the Corporation on December 31, 2001. The Corporation granted to Mr. Woodhead a retirement package that will pay him his salary through June 2002 and continue to cover his automobile allowance and health benefits through that same period.

(3) Mr. Lipkin retired in May, 2001. The Corporation granted to Mr. Lipkin a retirement package entitling him to cash payments of $50,000 in June 2001 and $75,000 in January 2002, and continuing to cover his automobile allowance and health benefits through September 2002.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options or stock appreciation rights were granted to the Corporation's executive officers during the fiscal year ended June 30, 2001.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

         None of the Corporation's executive officers exercised any option or stock appreciation rights during the fiscal year ended June 30, 2001.

Stock Option Plans

         On October 30, 1992, the Board of Directors (the "Board") adopted a Key Employee Stock Option Plan (the "1992 Plan") which was approved by vote of the Corporation's shareholders at the December, 1992 meeting. The 1992 Plan initially limited grants of stock options ("Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the 1992 Plan to permit grants of Options to non-employee directors. As of the Record Date, there were outstanding 149,903 options under the 1992 Plan with exercise prices ranging from $0.61 to $5.27. Unless sooner terminated, the Plan will expire in October, 2002. The Board of Directors has proposed to adopt the 2001 Employee Stock Option Plan and the 2001 Non-Executive Director Stock Option Plan and has submitted proposals for each for stockholder vote at the Annual Meeting. Please refer to the discussions under the headings "Proposal II Adoption of 2001 Employee Stock Option Plan" and "Proposal III Adoption of 2001 Non-Executive Director Stock Option Plan."

         The 1992 Plan is administered by the Corporation's Stock Option Plan Committee (the "Committee"). The members of the Committee are to be appointed by the Board to serve until their respective successors have been appointed and consists of two or more non- employee directors. Mr. Sternberg and Mr. Woodhead are currently the members of the Committee. The Committee has sole discretion to select the employees, including an employee who is an officer or a director of the Corporation, to whom Options may be granted, to determine the amounts of such grants and to interpret, construe and implement the Plan. All non-employee directors receive Options under the terms of the 1992 Plan, as amended.

         An aggregate of 200,000 shares of Common Stock of the Corporation were originally authorized by the Corporation's shareholders for Options to be granted from time to time. By operation of the adjustment provisions of the 1992 Plan, subsequent to the stock dividends declared by the Corporation in September 1998 and October 1999, there are presently 242,000 shares authorized for Options under the 1992 Plan.

         Key employees, including an employee who is an director or an officer, who are selected from time to time by the Committee are eligible to receive Options under the 1992 Plan. Since the plan provides for discretion in the selection of employees to whom grants will be made, the number of persons who participate cannot be determined. Options for no more than five percent of these shares of Common Stock subject to the Plan may be granted to any individual owning more than ten percent (10%) of the issued and outstanding Common Stock. The 1992 Plan, as amended, provides a grant to each non-employee director of an Option for One Thousand shares of the Corporation's Common stock at the market value on the date of the annual meeting for each directors meeting they attend. Options granted to non-employee directors expire five years form the date of grant . Each Option granted to non-employee directors is vested and exercisable in full on the date of grant.

         If an optionee ceases to be employed by the Corporation, the employee's Option terminates immediately. If the optionee's cessation of employment is due to retirement with the Corporation's consent, the optionee may exercise the Option within three months after cessation of employment. If an optionee dies while employed by the Corporation, or within three months after having retired with the Corporation's consent, the executor or administrate, legatee or heir, if there be no executor or administrator, shall have the right to exercise the Option to the extent the deceased optionee was entitled to exercise the Option.

         The purchase price for the Common Stock under each Option is the fair market value of the Common Stock on the date the option is granted, but in no event less than the par value of the Stock. The Option price must be paid in full at the time an Option is exercised in cash or in shares of Common Stock with a current fair market value equivalent to the Option price. Options granted under the Plan to employees are exercisable during a period of ten years from the date of grant.

         No Option granted under the plan to an employee is transferable except by will or pursuant to a qualified domestic relations order or the laws of descent and distribution. Options granted to non-employee directors are transferable to the spouse or children of the non-employee director and by will or by the laws of descent and distribution.

         The 1992 Plan provides for appropriate adjustments of the provisions of outstanding Options and the number of shares available for future awards in the event of any changes in the outstanding Common Stock by reason of a corporate merger, stock split or similar events. The Board may terminate, amend or modify the 1992 Plan at any time; provided, however, that no such action of the Board shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee.

         During the Corporation's fiscal year ended June 30, 2001, no Options were granted to the Corporation's officers and 8,000 options were granted to the Corporation's non-executive directors.

Indemnification of Directors and Officers

         The Pennsylvania Business Corporation Law of 1988 provides generally that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative in nature to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such suit or proceeding, if he acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful.

         The By-Laws of the Corporation provide for indemnification of officers and directors of the Corporation to the greatest extent permitted by Pennsylvania law for any and all fees, costs and expenses incurred in connection with any action or proceeding, civil or criminal, commenced or threatened, arising out of services by or on behalf of the Corporation, provided such officer's or director's acts is determined by a court to have constituted willful misconduct or recklessness.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Corporation pursuant to the foregoing provisions, the Corporation has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         No director, executive officer or any security holder owning 5% or more of the Corporation's Common Stock had any material interest, direct or indirect, in any business transaction of the Corporation during the fiscal year ended June 30, 2001, or in any such proposed transaction, except that in connection with the Corporation's consummation of the sale of its dental supplies business segment to Miltex Instrument Corp., Miltex agreed to engage Marvin E. Sternberg, Chairman of the Board, President and Chief Executive Officer of Moyco, to provide consulting services to Miltex in connection with the transition of the dental supplies business segment from Moyco to Miltex and Miltex's operation of the dental supplies business segment thereafter. Mr. Sternberg will be compensated at the rate of $400,000 per year over the five-year term of his consulting engagement, pursuant to the terms of a Consulting Agreement. Mr. Sternberg may also earn additional compensation under the Consulting Agreement if and to the extent that Miltex's profitability is increased by the sale of certain instruments. The compensation paid to Mr. Sternberg by Moyco will be reduced to reflect his involvement with Miltex. The Agreement was effective on the closing of the transaction on May 25, 2001.

         In addition, in January 2000, Mr. Sternberg transferred 181,500 shares of the Corporation's common stock in payment of certain legal fees owing to the Corporation's counsel in the Dentsply litigation, which had been incurred and recorded by the Corporation in its 1999 fiscal year. The Corporation issued to Mr. Sternberg a 10% promissory note in the principal amount of $257,000, the stipulated value of the shares transferred by Mr. Sternberg. The note was paid in full with the proceeds from the sale of dental supplies business

         For information concerning compensation of the Corporation's executive officers and directors, see "MANAGEMENT -- Executive Compensation."

                         SHAREHOLDER PROPOSALS FOR 2002

          The Corporation's Annual Meeting of Shareholders will be held on or about December 12, 2002. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposals in writing to the Corporation before August 16, 2002.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM l0-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM WOODHEAD, SECRETARY, MOYCO TECHNOLOGIES, INC., 200 COMMERCE DRIVE, MONTGOMERYVILLE, PA 18936. Each such request must set forth a good faith representation that as of October 31, 2001 the person making the request was the beneficial owner of shares of the Corporation's Common Stock entitled to vote at the Annual Meeting of Stockholders. You may also obtain a copy of the Corporation's Form 10-KSB over the Internet from the SEC's Web Site, "WWW.SEC.GOV".

                               IV. OTHER BUSINESS

                  As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                     By Order of the Board of Directors

                                     William Woodhead
                                     Secretary
November 5, 2001


          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       EXHIBIT A


                            MOYCO TECHNOLOGIES, INC.
                         2001 EMPLOYEE STOCK OPTION PLAN


         1. Purpose. The purpose of the 2001 Employee Stock Option Plan (the "Plan") is to advance the interests of MOYCO TECHNOLOGIES, INC., a Pennsylvania corporation (the "Company"), by strengthening the Company's ability to attract and retain in its employ people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

          Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company's common stock, $.005 par value (the "Common Stock") upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code of 1986 as amended from time to time (and the rules and regulations promulgated thereunder) (the "Code") ("ISOs") or options which will not so qualify ("Non-ISOs"). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.

         2. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 750,000 shares of Common Stock, $.005 par value, of the Company (the "Shares"), subject to adjustment as provided in Paragraph 11. Such Shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, then the Shares subject to the option so exercised shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or if so designated by resolution of the Board, by a committee selected by the Board (the "Committee"), and to be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

                                                                       EXHIBIT A

         The Board or, if so designated, the Committee, shall have full authority to:

         o interpret and amend the Plan including changes or amendments which may be required in order to satisfy federal tax and securities laws and regulations if effect from time to time;
         o  to establish and amend rules and regulations relating to the Plan;
         o to determine the eligibility of persons to whom options may be granted under the Plan;
         o  to determine whether each option will be an ISO or Non-ISO;
         o to determine the terms and provisions of the respective option agreements (which need not be identical); and
         o to make all other determinations necessary or advisable for the administration of the Plan.

         Notwithstanding the foregoing, any amendment to the Plan that:

         o increases the number of Shares that may be the subject of stock options granted under the Plan;
         o expands the class of persons eligible to receive options under the Plan;
         o increases the period during which options may be granted or the permissible term of options under the Plan; or
         o  decreases the minimum exercise price of ISO options

shall only be adopted by the Board or, if so designated, the Committee, and shall be valid only upon shareholder approval. No amendment to the Plan, or any outstanding option, shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option.

         4. Eligibility. (a) Employees of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a "Ten Percent Shareholder"), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a). For purposes of the Plan, an "Employee" shall include officers and full and part time employees of the Company or any subsidiary of the Company; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code. In addition, Non-ISOs may be granted to officers or other employees of the Company or its Subsidiaries, and to consultants and other persons who provide services to the Company or its Subsidiaries, and members of any advisory boards of the Company or otherwise (regardless of whether they are also employees). For purposes of the Plan, a "Subsidiary" shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%)

                                                                       EXHIBIT A

or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non-ISO, and the exercise price, terms and conditions of any options to be granted hereunder. Any person to whom an option is granted under the Plan may be referred to herein as a "Grantee" or "Optionee".

              (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422 of the Code.

         5. Option Price; Maximum Grant. (a) The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. The Board, of if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc., or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board's sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

         (b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed the fair market value of $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided, however, in the event that an option designated an ISO exercisable for the first time by a Grantee during any calendar year exceeds $l00,000 in any one year, determined at the time of grant, such options in excess of $100,000 shall be treated as Non-ISOs.

         6. Term of Options. (a) Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable

                                                                       EXHIBIT A

for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant (as defined below). The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

              (b) The grant of options by the Board or, if so designated, the Committee shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall have received an individual option agreement from the Company which shall set forth the terms and conditions of such option. Each such agreement shall be deemed to have expressly incorporated by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

         7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) delivery to the Company of such number of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise (or such other period as may be required under the Code) that is equal to the aggregate option exercise price and which Common Stock shall be valued at fair market value (as determined under Section 5 hereof) on the date of exercise; (iii) recourse notes (subject to Paragraph 14 herein); or (iv) a combination of these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

         8. Stock Appreciation Rights and Other Option Provisions. The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, at the discretion of the Committee, each option

                                                                       EXHIBIT A

agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company's obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion. Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

         9. Exercise and Cancellation of Options Upon Termination of Employment or Death. Except as otherwise determined by the Board or the Committee at the time an option is granted or subsequent thereto, the following provisions shall govern the effect of an Optionee's termination of employment on the exercisability of an option. In the event that an option holder ceases to be an officer, Employee or consultant of the Company or any of its Subsidiaries for any reason other than by reason of permanent disability (as determined by the Board of Directors or Committee), death or termination for cause, any option, which was otherwise exercisable on the date of termination, shall expire, unless exercised, within a period not later than the earlier of:

         o three months from the date on which the option holder ceased to be so employed or
         o  the expiration of the exercise period.

         Notwithstanding the foregoing, the Board of Directors or the Committee may, in connection with the termination of the employment of an option holder, extend the date by which the option holder must exercise such option, but in no event shall such date be later than the expiration of the exercise period, and in order to effect such extension, the Board of Directors or Committee may cause any to be extended option previously designated as an ISO to be treated as a Non-ISO under the Code.

         In the event that the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge

         In the event of the death of an Optionee during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an Optionee while an officer, employee, consultant, advisory board member or director

                                                                       EXHIBIT A

of the Company or of any Subsidiary, any option granted to such person shall be exercisable for twelve months after the date of permanent disability; but in no event after the expiration of the exercise period; provided that such option shall have previously vested (in whole or in part) prior to the date of such permanent disability and the exercise of such option is in no event made after the expiration of the option exercise period otherwise provided for. In the event of the death of an Optionee while an officer, Employee, consultant, advisory board member or director of the Company or any of its Subsidiaries, or during the twelve month period after the date of permanent disability of the Optionee, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one year from the date of the death of the Optionee, but in no event after the expiration of the exercise period. Except as the Board or Committee shall provide otherwise, in the event an Optionee ceases to be an officer, Employee or consultant of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

         10. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the Grantee, only by such Grantee or his duly appointed guardian or conservator in the event of his disability.

         11. Adjustments Upon Changes in Capitalization. (a) If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

                                                                       EXHIBIT A

              (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

         12. General Securities Law Requirements. (a) No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

               (b) The Board or, if so designated, the Committee, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

         13. Exchange of Options. The Board, or if so designated, the Committee, shall have the

                                                                       EXHIBIT A

right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan to the grantee. The Shares that had been issuable pursuant to the exercise of the Option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

         14. Loans to Grantee. The Board or Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, a Grantee for the purpose of enabling such Grantee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten percent per annum; may be unsecured or secured in such manner as the Board or Committee shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board or Committee may determine.

         15. Compliance with SEC Regulation Section 16(b). In the case of Optionees who are or may be subject to Section 16 of the Securities and Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the "1934 Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934 Act.

         16. Modification of Outstanding Options. The Board, or if so designated the Committee, may authorize the amendment of any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

         17. Termination. (a) Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

                  (b) The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the Pennsylvania Business Corporation Act as promptly as practicable and in any event within one year after the date of the original adoption hereof by the

                                                                       EXHIBIT A

Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before one (1) year from the date of the original adoption hereof by the Board, the Plan and any options granted hereunder shall be terminated.

         18. Compliance with Internal Revenue Code; Tax Withholding. (a) It is intended that this Plan qualify as, and be treated as, a qualified incentive stock option plan under the Code. Notwithstanding anything to the contrary contained in this Plan, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Board of Directors or the Committee, if any, be exercised, so as to disqualify the Plan under Code
Section 422. In addition, notwithstanding anything to the contrary set forth in any option award, each and every option award shall be subject to the Code and be governed by the terms thereof.

                  (b) The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. Additionally, it shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an option, that the Grantee of such option pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes, if any. The Committee may, in its sole discretion, permit the Grantee of an option, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Committee's sole discretion, the Grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such option having a fair market value equal (as determined under Section 5 hereof) to the amount of such required or permitted withholding taxes to be paid in shares.

         19. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such option.

         20. No Limitation on Rights of the Company. The grant of any option shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         21. Plan Not a Contract of Employment. The Plan is not a contract of employment, and the terms of employment of any recipient of any award hereunder shall not be affected in any way by the Plan or related instruments except a specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any option hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any award hereunder and to treat him or her without

                                                                       EXHIBIT A


regard to the effect which such treatment might have upon him or her as the recipient of any option hereunder.

         22. Expenses of the Plan. All of the expenses of the Plan shall be paid by the Company.

         23. Grantee to Have No Rights as a Stockholder. No Grantee of any option shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any option shall have the rights of a stockholder until he or she has paid in full the option price.

         24. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania.

                                                                       EXHIBIT B

                             NON-EXECUTIVE DIRECTOR
                              STOCK OPTION PLAN OF
                            MOYCO TECHNOLOGIES, INC.


1. PURPOSE

         The purpose of the Non-Executive Director Stock Option Plan is to provide a means by which (i) each Director of Moyco Technologies, Inc. (the "Company") who is not otherwise a full- time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an "Advisor") will be given an opportunity to purchase Common Stock, $.005 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and as Advisors on the Company's various Advisory Boards, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION

         (a) The Director Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the "Committee") which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

         (b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Board or Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Board's or Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Board or Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3. SHARES SUBJECT TO THE PLAN

         There shall be no aggregate limitation on the number of shares of Common Stock that may be acquired pursuant to options granted under the Director Plan.

         The Common Stock subject to the Director Plan may be in whole or in part authorized and

                                                                       EXHIBIT B

unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4. ELIGIBILITY

         Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Company and (b) Advisors serving on the Advisory Boards of the Company. Non- Executive Directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of the Company.

5. NON-DISCRETIONARY GRANTS

         (a) Grants to Outside Directors

         Commencing on December 12, 2001, an Option to purchase 7,500 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors and commencing on January 15th 2002, an option to purchase 7,500 shares of Common Stock shall be granted to each Non-Executive Director and thereafter on January 15th of each year; provided that any Non-Executive Director, who has not served as a director for an entire year prior to January 15th of each year then such Non-Employee director shall receive a pro rata number of options determined as follows:

Date of Membership                                       Options Granted

January 15 through April 14                                   7,500
April 15 through July 14                                      5,625
July 15 through October 14                                    3,750
October 15 through January 14                                 1,875

         (b) Grants to Advisors

         Commencing on January 15, 2002, an Option to purchase 7,500 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Advisor on January 15th of each year provided such individual has continually served as an Advisor for the 12 month period immediately preceding the date of the grant.

6. OPTION PROVISIONS

         Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

                                                                       EXHIBIT B

         (a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director or Advisor of the Company terminates for any reason or for no reason. In the event of such termination of service the Option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven
(7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee's death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e)of the Director Plan

         (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq"), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or
(iii) if the Common Stock is traded in the over-the- counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise; or

                  (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise;

                  (iii) Recourse notes (subject to Paragraph 16 herein) or

         Payment by a combination of the methods of payment specified in Subsections 7(c)(i) through 7(c)(iii) above.

                                                                       EXHIBIT B

         (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

         (e) All options granted under the Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7. ACCELERATION OF OPTIONS

         Notwithstanding any contrary installment period with respect to any option and unless the Board or Committee determines otherwise, each outstanding option granted under the Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary)
(a) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company's Securities); or
(iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 8 as the Board or Committee deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

                                                                       EXHIBIT B

8. RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

         Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause.

9. NONALIENATION OF BENEFITS

         No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         All options granted under the Plan shall be deemed automatically adjusted (both in the number of shares and exercise price), as appropriate, for any corporate action adopted by the Board of Directors and/or shareholders which action results in changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted.

11. TERMINATION AND AMENDMENT

         Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after a date which is ten years from the date of adoption of the Director Plan by the Board of Directors. The Board or Committee may at any time amend, alter, suspend or terminate the Director plan; provided, however, that the Board or Committee may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

                                                                       EXHIBIT B

12. EFFECTIVENESS OF THE PLAN

         The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

13. GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Company with respect to options shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

14. COMPLIANCE WITH SEC REGULATION SECTION 16(B)

         In the case of optionees who are or may be subject to Section 16 of the Securities and Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the "1934 Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to optionees who are or may be subject to Section 16 of the 1934 Act.

15. TAX WITHHOLDING.

         It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an award, that the grantee of such award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for any federal, state or local income or other taxes required by law to be withheld. The Board or Committee may, in its sole discretion, permit the grantee of an award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Board's or Committee's sole discretion, the grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or

                                                                       EXHIBIT B

otherwise would be distributed to such grantee pursuant to such award having a fair market value equal (as determined under Section 6 hereof) to the amount of such required or permitted withholding taxes to be paid in shares.

16. LOANS TO GRANTEES.

         The Board or Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, a grantee for the purpose of enabling such grantee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty (50%) percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten (10%) percent per annum; may be unsecured or secured in such manner as the Board or Committee shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board or Committee may determine.

17. NO OBLIGATION TO EXERCISE OPTION.

         The granting of an award shall impose no obligation upon the grantee (or upon a transferee of a grantee) to exercise such award.

18. NO LIMITATION ON RIGHTS OF THE COMPANY.

         The grant of any award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

19. EXPENSES OF THE PLAN.

         All of the expenses of the Plan shall be paid by the Company.

20. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER.

         No grantee of any option shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No grantee of any option shall have the rights of a stockholder until he or she has paid in full the option price.

21. GOVERNING LAW

         The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania.

                            MOYCO TECHNOLOGIES, INC.

               Annual Meeting of Stockholders - December 12, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph S. Sternberg and Mark E. Sternberg, and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC., owned by the undersigned at the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC., to be held on December 12, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

     I.   ELECTION OF DIRECTORS

FOR all nominees listed (except as marked to the contrary below) |_|   WITHHOLD AUTHORITY to vote for all nominees listed below  |_|

     Marvin E. Sternberg      William Woodhead      Irvin Paul      Marvin Cravetz
                   Fletcher H. Wiley      Donald Gleklen      Cathy Neifeld

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

         II.      ADOPTION OF 2001 EMPLOYEE STOCK OPTION PLAN

                                  [ ] For  [ ] Against  [ ] Abstain

         III.     ADOPTION OF 2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

                                  [ ] For  [ ] Against  [ ] Abstain

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for each of the nominees for Directors and for Proposals II and III and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.

                                (Continued and to be signed on the reverse side)

     Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED, IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSALS II AND III.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                           Dated:___________________________, 2001

                           Print Name: _____________________________________

                                       _____________________________________

                           Signature(s)______________________________________

                                       ______________________________________

                           (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)